Exhibit 10.1

EXTENSION OF WAIVER NO. 1 TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                      Dated as of April 18, 2011

EXTENSION OF WAIVER NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among Beckman Coulter, Inc., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of December 28, 2009 (such Credit Agreement, as so modified, the “Credit Agreement”) and Waiver No. 1 to the Credit Agreement dated as of February 6, 2011 (“Waiver No. 1”). Capitalized terms not otherwise defined in this Extension of Waiver have the same meanings as specified in the Credit Agreement and in Waiver No. 1.

(2) The Borrower has requested that the Waiver Termination Date be extended.

SECTION 1. Waiver Extension. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, the Waiver Termination Date is extended to the earlier of (i) the Business Day following the consummation of the Merger Transaction and (ii) June 30, 2011.

SECTION 2. Conditions of Effectiveness. This Extension of Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Extension of Waiver executed by the Borrower and the Required Lenders. This Extension of Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower The Borrower represents and warrants that the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date hereof (other than representations and warranties made as of a specified earlier date, which remain true and correct as of such earlier date) and, other than as specifically waived in Waiver No.1 and this Extension of Waiver, no event has occurred and is continuing that constitutes a Default.

SECTION 4. Effect on the Credit Agreement and the Notes. (a) The Credit Agreement and the Notes, except to the extent of the waiver specifically provided above and in Waiver No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Extension of Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Extension of Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Extension of Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension of Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Extension of Waiver.

SECTION 7. Governing Law. This Extension of Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Extension of Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BECKMAN COULTER, INC.,
as Borrower

By	/s/Roger B. Plotkin
Name: Roger B. Plotkin
Title: VP Treasurer

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By	/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ Ling Li
Name: Ling Li
Title: Vice President

CITIBANK, N.A.

By	/s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President

UNION BANK, N.A.

By	/s/ James Heim
Name: James Heim
Title: Vice President

MORGAN STANLEY BANK, N.A.

By	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON

By	/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

THE BANK OF NOVA SCOTIA

By	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

STANDARD CHARTERED BANK

By	/s/ James Hughes
Name: James Hughes
Title: Director

GOLDMAN SACHS BANK USA

By	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

WELLS FARGO BANK, N.A.

By	/s/ Scott Santa Cruz
Name: Scott Santa Cruz
Title: Director

THE NORTHERN TRUST COMPANY

By	/s/ Brando Rolek
Name: Brandon Rolek
Title: Vice President

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